Exhibit 99.1

SailPoint Announces HSR Clearance

AUSTIN, Texas, June 1, 2022 – SailPoint Technologies Holdings, Inc. (NYSE: SAIL) (“SailPoint”), the leader in enterprise identity security, today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) with respect to SailPoint’s pending transaction with Thoma Bravo, L.P. (“Thoma Bravo”), a leading software investment firm. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the transaction contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 10, 2022.

The consummation of the transaction remains subject to other customary closing conditions set forth in the Merger Agreement, including approval by SailPoint stockholders and receipt of certain other regulatory approvals. The transaction is expected to close in the second half of 2022, as previously announced.

About SailPoint

SailPoint is the leading provider of identity security for the modern enterprise. Enterprise security starts and ends with identities and their access, yet the ability to manage and secure identities today has moved well beyond human capacity. Harnessing the power of our deep expertise combined with machine learning, the SailPoint Identity Security Platform delivers the right level of access to the right identities and resources at the right time —matching the scale, velocity, and environmental needs of today’s cloud-oriented enterprise. SailPoint’s intelligent, autonomous, and integrated solutions put identity security at the core of digital business operations, enabling even the most complex organizations across the globe to build a security foundation capable of defending against today’s most pressing threats. More information is available at www.sailpoint.com.

Important Information and Where to Find It

In connection with the proposed transaction between SailPoint and Thoma Bravo, SailPoint filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on May 31, 2022 (“Definitive Proxy Statement”), a copy of which will be sent or provided to SailPoint stockholders. SailPoint may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Definitive Proxy Statement or any other document which SailPoint filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC by SailPoint through the website maintained by the SEC at www.sec.gov, SailPoint’s investor relations website at https://investors.sailpoint.com/ or by contacting the SailPoint investor relations department at the following: investor@sailpoint.com

Participants in the Solicitation

SailPoint and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding SailPoint’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in SailPoint’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on March 18, 2022. SailPoint stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of SailPoint directors and executive officers in the transaction, which may be different than those of SailPoint stockholders generally, by reading the Definitive Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on SailPoint’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by SailPoint and Thoma Bravo, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of SailPoint’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic on SailPoint’s business and general economic conditions; (iii) SailPoint’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm SailPoint’s business, including current plans and operations; (vii) the ability of SailPoint to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting SailPoint’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which SailPoint operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect SailPoint’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact SailPoint’s ability to pursue certain business opportunities or strategic transactions; and (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as SailPoint’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Definitive Proxy Statement filed with the SEC in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Definitive Proxy Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on SailPoint’s financial condition, results of operations, or liquidity. SailPoint does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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Investor Relations

ICR for SailPoint

Brian Denyeau, 512-664-8916

investor@sailpoint.com

Media Relations for SailPoint

Jessica Sutera

VP, Corporate Marketing, 978-793-0085

Jessica.sutera@sailpoint.com

Natalie Reina

Sr. PR & Corp Comms Manager, 956-878-9176

Natalie.reina@sailpoint.com

Media Relations for Thoma Bravo

Megan Frank

Thoma Bravo Communications

mfrank@thomabravo.com

(212) 731-4778

Abigail Farr

Finsbury Glover Hering

abigail.farr@fgh.com

(646) 957-2067